Salomon Brothers
                                 Opportunity Fund Inc


                                                              September 21, 2002

Dear Shareholder,

Enclosed herein is the annual report for the Salomon Brothers Opportunity Fund Inc ("Fund") for the year ended August 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE REVIEW

For the year ended August 31, 2002, the Fund returned negative 7.65%. In comparison, the S&P 500 Index 1 returned negative 17.99% for the same period.

INVESTMENT STRATEGY

The Fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. The Fund invests primarily in common stocks and securities convertible into common stock such as convertible preferred stock or convertible debt securities.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

It is possible that 2002 will go down as the third consecutive year of negative stock market returns for only the third time since the 1920's. When one places this market in historical context, the S&P 500 Index, at its low point in July, had declined nearly 48% from early 2000, a similar magnitude to the bear market of 1973-74. The Nasdaq Composite Index 2 from its 2000 high to its summer 2002 low, declined over 75%, the third most severe decline ever recorded for a major U.S. market average. This was only exceeded by the declines in the Dow Jones Industrial Average 3 and S&P 500 Index during the Great Depression years of 1929-32.

Perhaps the most unusual characteristic of the recent market decline, relative to historical trends, has been its seeming disagreement with the U.S. economy. The critical question is whether the decline seen in the 2002 stock markets is foretelling a much more problematic future economic climate or whether the market weakness is reflecting certain other events. For much of 2002, headlines were


------------------
1 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. It includes the reinvestment of monthly dividends. Please note that an investor cannot invest directly in an index.

2 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

3 The Dow Jones Industrial Average is the price-weighted average of 30 actively traded blue-chip stocks traded on the New York Stock Exchange. Please note that an investor cannot invest directly in an index.

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dominated by the issues of national security, taken for granted by many prior to
September 2001, and growing skepticism regarding corporate accounting and governance. The threat of future terrorist acts, as well as the potential costs of the U.S. involvement in a Middle Eastern war, has tempered expectations for an economic recovery.

In addition, a number of well-publicized accounting scandals have led investors to scrutinize earnings statements and balance sheets more closely. While some have felt that indictments and investigations of corporate America would serve to restore confidence, it appears to be having the opposite effect. The perception of widespread wrongdoings in certain industry groups has driven up the cost of capital for many companies and made it harder for some to obtain financing at reasonable rates. This comes despite a time of historically low interest rates in the economy today. In our opinion, the level of distrust for corporate officials today is quite reminiscent of the crisis of confidence in government that existed in 1974, following the Watergate hearings and subsequent resignation of President Nixon. It should be noted that the markets recovered quite dramatically following the bottom in 1974.

Throughout 2001 and 2002, the U.S. Federal Reserve Board ("Fed") appears to have kept an extremely accommodative monetary policy. It has been our experience that such monetary stimulus has traditionally had a positive impact on economic growth, usually with a 9-12 month lag.

Many of the same issues outlined above also impacted the fixed-income market in 2002. Government bonds traded over the second quarter seemingly without regard for the economy. Instead, the woes of the equity market and the ongoing litany of highly publicized corporate accounting scandals, insider trading allegations and a perception of general malfeasance by heads of U.S. corporations were the daily focus.

With the combination of geopolitical risks, corporate accountability risk, ratings risk and economic risk, there was a flight to quality in fixed-income investments, primarily to the short maturity end of the U.S. Treasury market, causing U.S. Treasury issues to be the best performing sector in the fixed income market for the period. While the corporate sector in the aggregate posted what we believe are respectable returns for the period, returns seem to have been penalized by the performance of many big corporate securities, particularly those in the telecommunications and media sectors.

Several additions to the Fund's portfolio during the period were in the energy sector with the addition of Encana Corp. and in the basic industry sector with the purchase of shares of Monsanto Co. We reduced the Fund's exposure to Amcast Industrial Corp. and The Bank of New York Co., Inc. and eliminated its exposure to Genuity Inc., HomeFed Corp., Mississippi Chemical Corp, Solutia Inc. and UnumProvident Corp.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

We believe that the conditions are being put in place to end the nearly three-year bear market. Market bottoms have typically been made when news headlines were negative, investor pessimism was high, valuations were attractive, and the excesses from the prior bull market were wrung out. We hope that the stock market will begin a new bull market before the end of calendar 2002. We look for the fundamentals in the economy and more specifically earnings to improve more dramatically by the middle of 2003, provided that the market rally begins before the end of 2002.

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Consumer confidence has tended to be strongly influenced by the action of the stock market. With substantial uncertainties still abounding including our domestic security and a potential conflict in Iraq, we expect the market to remain quite volatile, but we would use such periods to add selectively to the Fund's portfolio where we see appropriate windows of opportunity.

Thank you for your investment in the Salomon Brothers Opportunity Fund Inc. We look forward to continuing to help you meet your investment objectives.


Cordially,

/s/ Irving Brilliant

Irving Brilliant
Chairman

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or at the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the Fund's assets in various sectors will remain the same. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of August 31, 2002 and are subject to change.

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Results of an Investment in Salomon Brothers Opportunity Fund Inc

Set forth below are average annual total return figures for the periods indicated and a graph showing the value of a hypothetical $10,000 investment made in Salomon Brothers Opportunity Fund Inc on August 31, 1992. The average annual total return figures and the information in the graph represent past performance; they reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and share price of the Fund will fluctuate. Shares when redeemed may be worth more or less than original cost.

                           AVERAGE ANNUAL TOTAL RETURN

The average annual total return over the periods indicated below shows the average annual percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. When considering "average" total-return for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund's average annual total return for the periods indicated was as follows:

        (7.65)% for the one-year period beginning September 1, 2001 and ended August 31, 2002
         3.94% for the five-year period beginning September 1, 1997 and ended August 31, 2002
        11.38% for the ten-year period beginning September 1, 1992 and ended August 31, 2002

                   PERFORMANCE COMPARISON -- GROWTH OF $10,000*
                           August 1992 -- August 2002
                                   (unaudited)


                                  Salomon
                                  Brothers
                                Opportunity        S&P
                                   Fund         500 Index

                        8/92      10,000         10,000
                        8/93      12,019         11,518
                        8/94      12,789         12,147
                        8/95      15,483         14,748
                        8/96      17,243         17,509
                        8/97      24,224         24,623
                        8/98      23,415         26,622
                        8/99      27,289         37,220
                        8/00      32,860         43,287
                        8/01      31,821         32,734
                        8/02      29,385         26,847


            * Past performance is not predictive of future results.

Page 4


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Major Portfolio Changes (unaudited)
For the Year Ended August 31, 2002

ADDITIONS+
----------------------------------------------
Stocks                                 Shares
----------------------------------------------
Encana Corp.......................    21,888
Monsanto Co.......................     7,721
TRC Cos., Inc.....................    39,250
Wellpoint Health Networks Inc.,
  Class A Shares..................    22,077



REDUCTIONS+
-----------------------------------------------
Stocks                                 Shares
-----------------------------------------------
Amcast Industrial Corp............    21,900
The Bank of New York Co., Inc.....    90,000
The Chubb Corp....................    23,000
Fremont General Corp. ............    11,970
Genuity Inc., Class A Shares......    28,000(1)
HomeFed Corp. ....................    47,776(1)
Loews Corp........................    11,000
Mississippi Chemical Corp.........    34,000(1)
Solutia Inc.......................    10,000(1)
Trenwick Group Ltd. ..............    25,445
UnumProvident Corp. ..............    33,440(1)


-------------------

(1) Elimination.
  + Exclusive of changes resulting entirely from mergers, stock dividends and stock splits.
                                                                         Page 5

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Schedule of Investments
August 31, 2002

    Shares                                 Security                                                Value
---------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 75.2%
Banks -- 15.6%

    585,976    The Bank of New York Co., Inc......................................            $  20,597,056
    125,000    Popular, Inc. (a)..................................................                4,351,250
                                                                                              -------------
                                                                                                 24,948,306
                                                                                              -------------

Basic Industry -- 4.4%

     20,700    Amcast Industrial Corp.............................................                   66,240
      6,000    Deltic Timber Corp. (a)............................................                  146,460
      4,000    International Paper Co.............................................                  150,600
      7,721    Monsanto Co........................................................                  141,835
     15,000    National Processing Inc. (a)(b)....................................                  307,050
      8,077    Newmont Mining Corp. (a)...........................................                  230,114
     13,000    NL Industries, Inc. (a)............................................                  191,100
               Tecumseh Products Co.:
     40,100      Class A Shares (a)...............................................                1,949,662
     40,900      Class B Shares...................................................                1,813,097
    117,750    TRC Cos., Inc. (a)(b)..............................................                2,057,093
                                                                                              -------------
                                                                                                  7,053,251
                                                                                              -------------

Biotechnology and Drugs -- 1.2%

     45,260    Pharmacia Corp. ...................................................                1,977,862
                                                                                              -------------

Construction -- 1.8%

     25,800    Ameron International Corp..........................................                1,221,400
     42,000    Lafarge North America Inc. (a).....................................                1,428,420
               Liberty Homes, Inc.:
     24,550      Class A Shares...................................................                  127,660
     24,750      Class B Shares...................................................                  154,440
                                                                                              -------------
                                                                                                  2,931,920
                                                                                              -------------
Consumer Goods -- 5.7%

     35,500    Alexander & Baldwin, Inc...........................................                  812,595
     11,000    BJ's Wholesale Club, Inc. (b)......................................                  270,050
     96,000    Fine Host Corp. (b)(c).............................................                  768,000
    352,110    Koninklijke (Royal) Philips Electronics N.V. ADR (a)...............                7,112,622
     10,000    The News Corp. Ltd. ADR (a)........................................                  183,000
                                                                                              -------------
                                                                                                  9,146,267
                                                                                              -------------
Energy -- 10.2%

      7,000    Amerada Hess Corp. (a).............................................                  511,700
     21,888    Encana Corp........................................................                  643,507
     32,000    Murphy Oil Corp. (a)...............................................                2,740,800
      6,800    Pogo Producing Co. (a).............................................                  223,380
    260,000    Royal Dutch Petroleum Co. ADR......................................               11,752,000
     10,000    Talisman Energy Inc................................................                  415,600
                                                                                              -------------
                                                                                                 16,286,987
                                                                                              -------------



                       See Notes to Financial Statements.


Page 6


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
Schedule of Investments (continued)
August 31, 2002

    Shares                                 Security                                          Value
------------------------------------------------------------------------------------------------------------
Finance -- 3.6%

     50,000    Freddie Mac........................................................            $   3,205,000
     52,800    Leucadia National Corp.............................................                1,831,632
     15,000    Loews Corp.........................................................                  787,650
                                                                                              -------------
                                                                                                  5,824,282
                                                                                              -------------
Healthcare -- 2.4%

     12,000    Health Net Inc. (a)(b).............................................                  279,360
     27,000    Humana Inc. (a)(b).................................................                  359,100
     44,154    Wellpoint Health Networks Inc., Class A Shares (a)(b)..............                3,283,733
                                                                                              -------------
                                                                                                  3,922,193
                                                                                              -------------

Insurance - Life, Accident and Health -- 1.9%

    111,386    CNA Financial Corp. (a)(b).........................................                3,053,090
      5,980    Fremont General Corp. (a)..........................................                   31,395
                                                                                              -------------
                                                                                                  3,084,485
                                                                                              -------------

Insurance - Property and Casualty -- 13.9%

     11,591    American International Group, Inc..................................                  727,915
    305,000    The Chubb Corp. ...................................................               18,876,450
      3,000    Everest Reinsurance Group Ltd......................................                  162,600
     40,000    Merchants Group, Inc...............................................                  926,000
     50,000    Old Republic International Corp. ..................................                1,605,000
     13,000    Trenwick Group Ltd. (a)............................................                   55,250
                                                                                              -------------
                                                                                                 22,353,215
                                                                                              -------------

Real Estate -- 7.3%

      8,000    Fairmont Hotels & Resorts Inc. (a).................................                  193,200
               Forest City Enterprises, Inc.:
    177,750      Class A Shares (a)...............................................                6,123,487
     99,150      Class B Shares, Convertible (d)..................................                3,628,890
      6,000    Harbor Global Co. Ltd..............................................                   42,600
     34,500    Rayonier Inc. (a)..................................................                1,680,150
                                                                                              -------------
                                                                                                 11,668,327
                                                                                              -------------

Technology -- 1.3%

      5,000    Intel Corp.........................................................                   83,350
     12,000    National Semiconductor Corp. (b)...................................                  191,880
     23,234    Sabre Holdings Corp. (a)(b)........................................                  625,227
     24,403    Tyco International Ltd. ...........................................                  382,883
     25,000    Verizon Communications Inc.........................................                  775,000
                                                                                              -------------
                                                                                                  2,058,340
                                                                                              -------------

Transportation -- 5.9%

     73,000    Airborne Inc. (a)..................................................                  938,780
     79,200    AMR Corp. (a)......................................................                  807,048
     15,000    ArvinMeritor, Inc. (a).............................................                  350,850





                       See Notes to Financial Statements.


                                                                                                     Page 7

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
Schedule of Investments (continued)
August 31, 2002

    Shares                                 Security                                          Value
-----------------------------------------------------------------------------------------------------------

Transportation -- 5.9% (continued)

     16,000    Canadian Pacific Ltd...............................................           $      331,040
      4,000    CNF Inc. (a).......................................................                  122,800
      8,000    CP Ships Ltd.......................................................                   86,880
     70,100    General Dynamics Corp..............................................                5,512,664
      9,500    International Shipholding Corp. ...................................                   65,075
     12,000    Lockheed Martin Corp...............................................                  759,840
     23,600    Overseas Shipholding Group, Inc....................................                  413,944
                                                                                              -------------
                                                                                                  9,388,921
                                                                                              -------------

               TOTAL COMMON STOCK
               (Cost -- $30,604,990)..............................................              120,644,356
                                                                                              -------------

    Face
   Amount
------------

CORPORATE BONDS -- 0.2%
Basic Industry -- 0.2%

$   300,000    Pacific Gas & Electric Co., Series 93-G, 6.250% due 3/1/04
               (Cost -- $278,049).................................................                  286,500
                                                                                              -------------
               TOTAL LONG-TERM INVESTMENTS
               (Cost -- $30,883,039)..............................................              120,930,856
                                                                                              -------------

CORPORATE SHORT-TERM NOTES -- 24.6%

  5,000,000    Bemis Co. Inc., 1.750% due 9/4/02..................................                4,999,271
  4,271,000    Coca Cola Enterprises Inc., 1.720% due 9/5/02......................                4,270,184
  4,850,000    General Electric Capital Corp., 1.760% due 9/902...................                4,848,103
  1,042,000    International Lease Finance Corp., 1.740% due 9/6/02...............                1,041,748
  4,900,000    Koch Industries, 1.740% due 9/10/02................................                4,897,869
  4,537,000    Nestle Capital Corp., 1.880% due 9/3/02............................                4,536,526
  4,850,000    Toyota Motor Credit Co., Years 3 & 4, 1.730% due 9/5/02............                4,849,068
  5,000,000    Volkswagen of America, 1.850% due 9/3/02...........................                4,999,486
  4,947,000    Wisconsin Electric Power Co., 1.720% due 9/3/02....................                4,946,527
                                                                                              -------------
               TOTAL CORPORATE SHORT-TERM NOTES
               (Cost --  $39,388,782).............................................               39,388,782
                                                                                              -------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $70,271,821*).............................................             $160,319,638
                                                                                              =============

--------------
 (a) All or a portion of this security is on loan (See Note 4).
 (b) Non-income producing security.
 (c) Security is valued in accordance with fair valuation procedures.
 (d) Convertible into Forest City Enterprises Inc., Class A Shares.
  *  Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.


Page 8


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
Statement of Assets and Liabilities
August 31, 2002 ASSETS:

  Investments, at value (cost -- $30,883,039)........................................  $ 120,930,856
  Corporate short-term notes, at amortized cost......................................     39,388,782
  Cash...............................................................................          1,938
  Collateral for securities on loan (Note 4).........................................     13,840,155
  Dividends and interest receivable..................................................        217,462
  Receivable for Fund shares sold....................................................            350
  Other..............................................................................            334
                                                                                        ------------
  Total Assets.......................................................................    174,379,877
                                                                                        ------------

LIABILITIES:

  Payable for securities on loan (Note 4)............................................     13,840,155
  Management fee payable.............................................................        135,057
  Payable for Fund shares repurchased................................................         18,392
  Accrued expenses...................................................................        111,837
                                                                                        ------------
  Total Liabilities..................................................................     14,105,441
                                                                                        ------------
Total Net Assets.....................................................................   $160,274,436
                                                                                        ============

NET ASSETS:

  Common stock ($0.01 par value, authorized 15,000,000 shares;
    3,828,453 shares outstanding)....................................................      $  38,285
  Capital paid in excess of par value................................................     66,036,564
  Undistributed net investment income................................................        382,335
  Accumulated net realized gain from security transactions...........................      3,769,435
  Net unrealized appreciation of investments.........................................     90,047,817
                                                                                        ------------
Total Net Assets.....................................................................   $160,274,436
                                                                                        ============

Net Asset Value, Per Share ($160,274,436 / 3,828,453 shares).........................         $41.86
                                                                                              ======


                       See Notes to Financial Statements.


                                                                                              Page 9

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
Statement of Operations
For the Year Ended August 31, 2002

Investment Income:

  Dividends .........................................................................   $   2,320,811
  Interest...........................................................................         869,445
  Less: Foreign withholding tax......................................................        (115,033)
                                                                                        -------------
  Total Investment Income............................................................       3,075,223
                                                                                        -------------

Expenses:

  Management fee (Note 2)............................................................       1,763,033
  Shareholder communication fees.....................................................          45,370
  Audit and tax services.............................................................          44,001
  Registration fees..................................................................          23,736
  Shareholder services...............................................................          21,635
  Legal..............................................................................          20,473
  Custody............................................................................          15,001
  Directors' fees....................................................................           7,457
  Other..............................................................................           9,202
                                                                                        -------------
  Total Expenses.....................................................................       1,949,908
                                                                                        -------------
Net Investment Income................................................................       1,125,315
                                                                                        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain From:
    Security transactions (excluding short-term securities)..........................       4,289,708
    Foreign currency transactions....................................................              58
                                                                                        -------------
  Net Realized Gain..................................................................       4,289,766
                                                                                        -------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year................................................................     108,849,394
    End of year......................................................................      90,047,817
                                                                                        -------------
  Decrease in Net Unrealized Appreciation............................................     (18,801,577)
                                                                                        -------------
Net Loss on Investments..............................................................     (14,511,811)
                                                                                        -------------
Decrease in Net Assets From Operations...............................................    $(13,386,496)
                                                                                        =============


                       See Notes to Financial Statements.


Page 10
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

Statements of Changes in Net Assets
For the Years Ended August 31,

                                                                                     2002                 2001
--------------------------------------------------------------------------------------------------------------------

Operations:
  Net investment income....................................                     $   1,125,315         $   2,666,881
  Net realized gain........................................                         4,289,766            12,511,669
  Decrease in net unrealized appreciation..................                       (18,801,577)          (20,603,127)
                                                                                -------------         -------------
  Decrease in Net Assets From Operations...................                       (13,386,496)           (5,424,577)
                                                                                -------------         -------------

Distributions to Shareholders from:
  Net investment income....................................                        (2,501,139)           (3,027,199)
  Net realized gains.......................................                       (10,395,070)          (19,807,162)
                                                                                -------------         -------------
  Decrease in Net Assets From
    Distributions to Shareholders..........................                       (12,896,209)          (22,834,361)
                                                                                -------------         -------------

Fund Share Transactions (NOTE 5):
  Net proceeds from sale of shares.........................                         1,960,116            17,806,372
  Net asset value of shares issued for
    reinvestment of dividends..............................                         9,207,194            17,941,209
  Cost of shares reacquired................................                        (9,776,266)          (34,477,295)
                                                                                -------------         -------------
  Increase in Net Assets From Fund Share Transactions......                         1,391,044             1,270,286
                                                                                -------------         -------------
Decrease in Net Assets.....................................                       (24,891,661)          (26,988,652)

Net Assets:

  Beginning of year........................................                       185,166,097           212,154,749
                                                                                -------------         -------------
  End of year*.............................................                      $160,274,436          $185,166,097
                                                                                =============         =============
* Includes undistributed net investment income of:.........                          $382,335            $1,764,981
                                                                                =============         =============



                                     See Notes to Financial Statements.


                                                                                                            Page 11
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Notes to Financial Statements

1.   Significant Accounting Policies

The Salomon Brothers Opportunity Fund Inc ("Fund") is registered as a non-diversified, open-end management investment company under the Investment
Company Act of 1940, as amended. The Fund's primary objective is to achieve above average long-term capital appreciation. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

     (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors.
Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

     (b) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

     (c) Dividends and Distributions. The Fund declares and pays dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. Permanent book/tax differences are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (d) Year End Tax Reclassifications. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.


Page 12

 S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

     (e) Other. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest income is recognized when earned. Noncash dividend income is recorded based on market or fair value of property received. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2.   Management Fee and Other Transactions

The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Fund. The management fee is payable monthly at an annual rate of 1% of the Fund's average daily net assets.

Salomon Smith Barney Inc., a wholly-owned subsidiary of Citigroup and an affiliate of SBAM acts as the Fund's distributor.

3.   Portfolio Activity

During the year ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:


Purchases .....................................................    $ 1,105,784
                                                                   ===========
Sales .........................................................    $ 8,725,639
                                                                   ===========

At August 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation .................................    $91,594,980
Gross unrealized depreciation .................................     (1,547,163)
                                                                   ===========
Net unrealized appreciation ...................................    $90,047,817
                                                                   ===========

4.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

 S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

At August 31, 2002, the Fund loaned stocks having a market value of $13,327,996. The Fund received cash collateral amounting to $13,840,155, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended August 31, 2002 was $2,147.

5.   Shares of Capital Stock

At August 31, 2002, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares for the portfolio were as follows:

                                                              Year Ended                      Year Ended
                                                           August 31, 2002                   August 31, 2001
                                                      --------------------------         -----------------------
                                                        Shares          Amount           Shares        Amount
                                                      ---------      -----------         -------    ------------
Shares sold................................             43,495       $ 1,960,116         324,222    $ 17,806,372
Shares issued on reinvestment..............            200,253         9,207,194         353,382      17,941,209
Shares reacquired..........................           (216,277)       (9,776,266)       (666,759)    (34,477,295)
                                                      ---------      -----------         -------    ------------
Net Increase ..............................             27,471       $ 1,391,044          10,845    $  1,270,286
                                                      =========      ===========         =======    ============

 S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C


Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

                                                     2002        2001        2000        1999       1998
---------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Year.......           $48.72      $55.98      $49.69      $47.36     $50.64
                                                    ------      ------      ------      ------     ------

Income (Loss) From Operations:

  Net investment income..................             0.28        0.69        0.82        0.76       0.46

  Net realized and unrealized gain (loss)            (3.74)      (2.23)       8.79        6.98      (1.95)
                                                    ------      ------      ------      ------     ------

Total Income (Loss) From Operations......            (3.46)      (1.54)       9.61        7.74      (1.49)
                                                    ------      ------      ------      ------     ------

Less Distributions From:

  Net investment income..................            (0.64)      (0.76)      (0.80)      (0.47)     (0.39)

  Net realized gains.....................            (2.76)      (4.96)      (2.52)      (4.94)     (1.40)
                                                    ------      ------      ------      ------     ------

Total Distributions......................            (3.40)      (5.72)      (3.32)      (5.41)     (1.79)
                                                    ------      ------      ------      ------     ------

Net Asset Value, End of Year.............           $41.86      $48.72      $55.98      $49.69     $47.36
                                                    ======      ======      ======      ======     ======

Total Return.............................             (7.7)%      (3.2)%      20.4%       16.5%      (3.3)%

Net Assets, End of Year (000s)...........         $160,274    $185,166    $212,155    $188,744   $177,269

Ratios to Average Net Assets:

  Expenses...............................             1.11%      1.10%        1.11%       1.14%      1.12%

  Net investment income..................             0.64       1.30         1.65        1.55       0.83

Portfolio Turnover Rate..................                1%         1%           3%          3%         3%




                                                                                                   Page 15

 S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C


Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Opportunity Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Opportunity Fund Inc ("Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 17, 2002


--------------------------------------------------------------------------------


Tax Information (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 2002:

     o    A corporate dividends received deduction of 81.98%.

     o    Total long-term capital gain distributions paid of $10,351,637.

 S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C


Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Opportunity Fund Inc ("Investment Company") are managed under the direction of its Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Directors and is available, without charge, upon request, by calling the Investment Company's Transfer Agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                            Number of
                                                                           Portfolios
                                                                               in
                                                                              Fund
                                               Term of     Principal         Complex
                              Position(s)    Office* and  Occupation(s)     Overseen         Other
                               Held with      Length of    During Past         by        Directorships
Name, Address, and Age           Fund        Time Served     5 Years        Director   Held by Director
------------------------------------------------------------------------------------------------------------

NON-INTERESTED
DIRECTORS:

B. Alexander Gaguine          Director          Since    Chief Operating       1           None
516 Bethany Avenue                              1997     Officer and President,
Sanda Cruz, CA 95060                                     Appleton Foundation
Age 52

Rosalind A. Kochman           Director          Since    Chief Executive       1           None
1301 Avenue J                                   1990     Officer, Brooklyn
Brooklyn, NY 11230                                       Eye Surgery Center;
Age 65                                                   and Administrator,
                                                         Kochman Lebowitz
                                                         & Mobil, MDs

Irving Sonnenschein           Director          Since    Partner in the law    1           None
888 7th Avenue                                  1994     firm of Sonnenschein,
New York, NY 10016                                       Sherman & Deutsch
Age 82

INTERESTED DIRECTOR:

Irving Brilliant**            Chairman          Since    Director of Salomon   1           None
233 West 34th Street          and Director      1978     Brothers Asset
New York, NY 10001                                       Management Inc
Age 84                                                   ("SBAM") and
                                                         Salomon Smith
                                                         Barney Inc. ("SSB")
                                                         since May 1990


                                                                                        Page 17


 S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

                                                                            Number of
                                                                           Portfolios
                                                                               in
                                                                              Fund
                                             Term of        Principal        Complex
                              Position(s)   Office*** and   Occupation(s)   Overseen         Other
                               Held with      Length of    During Past         by        Directorships
Name, Address, and Age           Fund        Time Served     5 Years        Director   Held by Director
------------------------------------------------------------------------------------------------------------

OFFICERS:

Lewis E. Daidone              Chief             Since    Managing Director     N/A          N/A
SSB                           Administrative    2002     of SSB; Director
125 Broad Street, 11th Floor  Officer and                and Senior Vice
New York, NY 10004            Senior Vice                President of Smith
Age 44                        President                  Barney Fund
                                                         Management LLC

                              Executive Vice    1998-    ("SBFM") and
                              President and     2002     Travelers Investment
                              Treasurer                  Adviser, Inc. ("TIA")

Irving P. David               Chief Financial   Since    Director of SSB       N/A           N/A
SSB                           Officer and       2002
125 Broad Street, 10th Floor  Treasurer
New York, NY 10004
Age 41

George J. Williamson          Investment        Since    Director of SBAM      N/A           N/A
SSB                           Officer           2002     and SSB since
233 West 34th Street                                     January 1999. Prior
New York, NY 10001            President         2000-    to January 1999, he
Age 68                                          2002     was a Vice President
                                                         of SBAM and SSB.

Frances M. Guggino            Controller        Since    Vice President of     N/A           N/A
Citibank N.A.                                   2002     Citibank N.A.
125 Broad Street, 10th Floor
New York, NY 10004
Age 45

Christina T. Sydor            Secretary         Since    Managing Director     N/A           N/A
SSB                                             1998     of SSB; General
300 First Stamford Place                                 Counsel and
Stamford, CT 06902                                       Secretary of SBFM
Age 51                                                   and TIA

----------------
*    Directors are elected until the Investment Company's next annual meeting and until their sucessors are elected and qualified.

** Mr. Brilliant is an "Interested Director" by virtue of his position with affiliates of SBAM as described in the table above.

***  Officers are elected annually by the Board of Directors.


Page 18

 S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C


Directors                                         Salomon Brothers Opportunity Fund Inc

IRVING BRILLIANT                                        125 Broad Street
      Chairman and Director                             10th Floor, MF-2
                                                        New York, New York 10004
B. ALEXANDER GAGUINE                                    1-888-777-0102, toll free
      Chief Operating Officer and
      President, Appleton Foundation

ROSALIND A. KOCHMAN                               INVESTMENT MANAGER
      Chief Executive Officer, Brooklyn
      Eye Surgery Center; and Administrator,            Salomon Brothers Asset Management Inc
      Kochman, Lebowitz & Mobil, MDs                    388 Greenwich Street
                                                        New York, New York 10013
IRVING SONNENSCHEIN
                                                  DISTRIBUTOR
      Partner in the law firm of Sonnenschein,          Salomon Smith Barney Inc.
      Sherman & Deutsch                                 388 Greenwich Street
                                                        New York, New York 10013
Officers
                                                  CUSTODIAN
IRVING BRILLIANT                                        State Street Bank and Trust Company
      Chairman                                          225 Franklin Street
                                                        Boston, Massachusetts 02110
GEORGE J. WILLIAMSON
      President                                   DIVIDEND DISBURSING AND TRANSFER AGENT
                                                        Citicorp Trust Bank, fsb.
LEWIS E. DAIDONE                                        125 Broad Street
      Senior Vice President and                         11th Floor
      Chief Administrative Officer                      New York, New York 10004

IRVING P. DAVID                                   LEGAL COUNSEL
      Treasurer                                         Simpson Thacher & Bartlett
                                                        425 Lexington Avenue
FRANCES M. GUGGINO                                      New York, New York 10017-3909
      Controller
                                                  INDEPENDENT ACCOUNTANTS
CHRISTINA T. SYDOR                                      PricewaterhouseCoopers LLP
      Secretary                                         1177 Avenue of the Americas
                                                        New York, New York 10036



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Salomon Brothers Opportunity Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

PFPC Global Fund Services
P.O. Box 9764
Providence, Rhode Island 02940-9764

                                                                FIRST-CLASS
                                                                U.S. POSTAGE
                                                                   PAID
                                                              NORTHREADING, MA
                                                               PERMIT No. 105


OPANN 8/02
02-3974





                 Salomon Brothers
                 Opportunity Fund Inc

                 Annual Report

                 AUGUST 31, 2002

                 ----------------------------------------
                        Salomon Brothers Asset Management
                        ----------------------------------------